Exhibit 10.36

BARRY J. FELD
CHAIRMAN, PRESIDENT, CEO
PCA International, Inc.

January 29, 2004

Robert Rozzi
Wal-Mart Canada, Inc.
1940 Argentia Road
Mississauga, Ontario L5N 1P9

Dear Robert:

Pursuant to its License Agreement with Wal-Mart Canada, Inc., PCA International, Inc and PCA Photo Corporation of Canada, Inc. would like to extend the term for the additional two years contained therein for the stores listed on the attached list.

Thank you for the opportunity to be of service to Wal-Mart Canada, Inc. and if you need anything further, please let me know.

Regards,

/s/ Barry J. Feld _________________

Barry J. Feld
Chairman and
Chief Executive Officer

Wal-Mart Store #	Wal-Mart Store Name	License Expiry (5 yrs)	Renewal Expiry (2yrs)
3101	SYDNEY N.S.	30-Jan-04
3149	MASCOUCHE, PQ	26-Feb-04
3051	LONDON,WHITE OAKS	26-Mar-04
3162	CHARLOTTETOWN, PEI	24-Jun-04
3166	BARRIE NORTH, ONT	19-Aug-04
3168	LLOYDMINSTER, ALTA	19-Aug-04
3172	ST.CATHERINES, ONT	19-Aug-04
3176	YORKTON, SASK	19-Aug-04
3020	CORNWALL, ONT.	26-Aug-04
3173	MOOSE JAW, SASK	2-Sep-04
3104	TIMMINS, ONT.	8-Sep-04
3165	COTE-ST-LUC, PQ	30-Sep-04
3177	WINNIPEG SOUTH, MB	30-Sep-04
3178	TRENTON, ONT	30-Sep-04
3067	OWEN SOUND, ONT.	11-Nov-04
3158	LANGLEY, BC	11-Nov-04
3164	LEAMINGTON, ONT	11-Nov-04
3171	PEMBROKE, ONT	11-Nov-04
3081	SACKVILLE N.S.	20-Feb-02	20-Feb-04
3003	BATHURST, N.B.	22-Feb-02	22-Feb-04
3000	AGINCOURT	5-Mar-02	5-Mar-04
3008	BURNABY, B.C..	22-Apr-01	21-Apr-04
3023	DRUMMONDVILLE,QUEBEC	22-Apr-01	21-Apr-04
3096	STONEY CREEK, ONT.	19-Apr-02	19-Apr-04
3004	BRANDON, MANITOBA	30-Apr-02	30-Apr-04
3127	ANCASTER, ON	17-May-02	17-May-04
3140	ST. BRUNO, PQ	27-Jun-02	27-Jun-04
3134	KANATA, ONT.	7-Jul-02	7-Jul-04
3007	BROSSARD, QUEBEC	20-Jul-02	20-Jul-04
3064	OAKVILLE, ONT.	1-Aug-02	1-Aug-04
3066	OTTAWA, LINCOLN FIELDS	14-Aug-02	14-Aug-04
3033	GANDER, NFLD.	18-Aug-02	18-Aug-04
3084	SASKATOON, WILDWOOD	20-Sep-02	20-Sep-04
3147	GRANDE PRAIRIE, AB	26-Sep-02	26-Sep-04
3148	LEVIS, PQ	26-Sep-02	26-Sep-04
3150	MEDICINE HAT, AB	26-Sep-02	26-Sep-04
3137	STE HYACINTHE	27-Sep-02	27-Sep-04
3136	ROUYN-NORANDA, PQ	29-Sep-02	29-Sep-04
3142	ORANGEVILLE, ONT.	31-Oct-02	31-Oct-04
3143	HULL, PQ	31-Oct-02	31-Oct-04
3145	VAUGHAN, ONT	31-Oct-02	31-Oct-04